UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Neoleukin Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEOLEUKIN THERAPEUTICS, INC.

360-1616 Eastlake Avenue East

Seattle, WA 98102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 5, 2020

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc., a Delaware corporation (the “Company”). The meeting is expected to be held on May 5, 2020 at 1:30 p.m. local time at the offices of Fenwick & West LLP, 1191 2nd Avenue, Fl.10, Seattle, Washington 98101. We are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described above and herein) or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates on our proxy website (www.virtualshareholdermeeting.com/nltx2020), and we encourage you to check this website prior to the meeting if you plan to attend. The meeting will be held for the following purposes:

1.	To elect M. Cantey Boyd and Todd Simpson as Class III directors of the Company to hold office until the 2023 Annual Meeting of Stockholders.

2.	To approve the Company’s 2020 Employee Stock Purchase Plan.

3.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.

4.	To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers.

5.	To hold a non-binding advisory vote on whether future non-binding advisory votes on the compensation paid by the Company to its named executive officers should be held every one, two or three years.

6.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is March 12, 2020. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Dr. Jonathan G. Drachman
Chief Executive Officer

Seattle, Washington

March 24, 2020

We currently intend to hold the annual meeting in person, and you are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote over the internet or by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card, as promptly as possible in order to ensure your representation at the meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a proxy card by mail, the instructions are printed on your proxy card and included in the accompanying proxy statement. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. We plan to announce any updates as to the location of our annual meeting on our proxy website (www.virtualshareholdermeeting.com/nltx2020), and we encourage you to check this website prior to the meeting if you plan to attend.

PROXY STATEMENT

NEOLEUKIN THERAPEUTICS, INC.

360-1616 Eastlake Avenue East

Seattle, Washington 98102

PROXY STATEMENT

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 5, 2020

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors of Neoleukin Therapeutics, Inc. (the “Company,” “Neoleukin,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about March 24, 2020, to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We intend to send you a proxy card, along with a second Notice, on or after March 24, 2020.

How do I attend the Annual Meeting?

The meeting is expected to be held on May 5, 2020 at 1:30 p.m. local time at the offices of Fenwick & West LLP, 1191 2nd Avenue, Fl.10, Seattle, Washington 98101. For directions, please call the offices of Fenwick & West LLP at (206) 389-4510. Information on how to vote in person at the meeting is discussed below. We currently intend to hold the annual meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on meeting attendees (beyond those described above and herein) or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates on our proxy website (www.virtualshareholdermeeting.com/nltx2020), and we encourage you to check this website prior to the meeting if you plan to attend.

What am I voting on?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders, including:

•	To elect M. Cantey Boyd and Todd Simpson as Class III directors of the Company to hold office until the 2023 Annual Meeting of Stockholders.

•	To approve the Company’s 2020 Employee Stock Purchase Plan.

•	To ratify appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.

•	To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers.

•	To vote on whether future non-binding advisory votes on the compensation paid by the Company to its named executive officers should be held every one, two or three years.

•	To conduct any other business properly brought before the meeting.

Who is entitled to vote at the meeting?

Our Board of Directors has set March 12, 2020 as the record date for the Annual Meeting. If you were a stockholder of record of our common stock at the close of business on March 12, 2020, you are entitled to vote at the meeting. As of the record date, 38,373,160 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. There is no cumulative voting.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” or “Withhold” for each nominee to the Board of Directors. For the approval of our 2020 Employee Stock Purchase Plan, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, and the advisory approval of the compensation of named executive officers, you may vote “For” or “Against” or abstain from voting. For the advisory vote on the frequency of holding an advisory vote on the compensation of our named executive officers, you may vote “One Year,” “Two Years,” “Three Years” or “Abstain”.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive

•

To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•

To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time, on May 4, 2020 to be counted.

•

To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time, on May 4, 2020 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

In light of the evolving COVID-19 situation, we strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of March 12, 2020.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the particular proposal is considered to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of various national and regional securities exchanges, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Ratification of the appointment of auditors is considered a “routine” matter. Accordingly, your broker or nominee may not vote your shares on the election of either nominee for director, for the approval of our 2020 Employee Stock Purchase Plan, the advisory approval of compensation of named executive officers, or the vote on whether future non-binding advisory votes on the compensation paid by us to our named executive officers should be held every one, two or three years, without your instructions, but may vote your shares on the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, without your instructions. When a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all of the nominees for director, “For” the approval of our 2020 Employee Stock Purchase Plan, “For” the advisory approval of the compensation of named executive officers, “For” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020, and for “One Year” for the vote on whether future non-binding advisory votes on the compensation paid by us to our named executive officers should be held every one, two or three years. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy by telephone or through the internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 360 1616 Eastlake Avenue East, Seattle, Washington 98102.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by November 24, 2020, to our Corporate Secretary at 360-1616 Eastlake Avenue East, Seattle, Washington 98102, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that if our 2021 Annual Meeting of Stockholders is held before April 5, 2021 or after June 4, 2021, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2021 Annual Meeting of Stockholders. If you wish to submit a proposal (including a director nomination) at the 2021 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, the proposal must be received by our Corporate Secretary not later than the close of business on February 4, 2021 nor earlier than the close of business on January 5, 2021; provided, however, that if our 2021 Annual Meeting of Stockholders is held before April 5, 2021 or after June 4, 2021, then the proposal must be received no earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to the proposals to approve our 2020 Employee Stock Purchase Plan, to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, and to approve the compensation for named executive officers, votes “For,” “Against,” abstentions and broker non-votes. For the advisory vote on the frequency of holding an advisory vote on the compensation of our named executive officers, votes of “One Year,” “Two Years,” or “Three Years” will be counted.

How many votes are needed to approve each proposal?

For the election of directors, the two nominees to serve until the 2023 Annual Meeting of Stockholders receiving the most “For” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors will be elected. Because directors are elected by a plurality of the votes received, only votes “For” will affect the outcome.

To be approved, Proposals No. 2 and 4, approval of our 2020 Employee Stock Purchase Plan and advisory approval of the compensation of our named executive officers, each must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on such matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

To be approved, Proposal No. 3, ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2020, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

Proposal No. 3 is considered a routine matter, and therefore no broker non-votes are expected to exist in connection with Proposal No. 3.

Proposal No. 5, the advisory vote on the frequency of holding an advisory vote on the compensation of our named executive officers will be approved on an advisory basis by a plurality of the votes cast at the meeting. This means that the option of either “One Year,” “Two Years,” or “Three Years” that receives the highest number of “FOR” votes will be the approved frequency.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting in person or represented by proxy. On the record date, there were 38,373,160 shares outstanding and entitled to vote. Thus, the holders of 19,186,581 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

How does the Board of Directors recommend that I vote?

You will vote on the following management proposals:

1.	To elect M. Cantey Boyd and Todd Simpson as Class III directors of the Company to hold office until the 2023 Annual Meeting of Stockholders.

2.	To approve the Company’s 2020 Employee Stock Purchase Plan.

3.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.

4.	To approve, by a non-binding advisory vote, the compensation paid by the Company to its named executive officers.

5.	To vote on whether future non-binding advisory votes on the compensation paid by the Company to its named executive officers should be held every one, two or three years.

The Board of Directors recommends that you vote FOR all the nominees in Proposal No. 1, FOR Proposal Nos. 2 through 4, and for ONE YEAR for Proposal No. 5.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

How will the proxies vote on any other business brought up at the meeting?

By submitting your proxy card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the meeting. We do not know of any other business to be considered at the meeting.

The proxies’ authority to vote according to their judgment applies only to shares you own as the stockholder of record.

How can I communicate with Neoleukin’s Board of Directors?

Stockholders may communicate with our Board of Directors by sending a letter addressed to the Board of Directors, all independent directors or specified individual directors to: Neoleukin Therapeutics, Inc., c/o Corporate Secretary at 360-1616 Eastlake Avenue East, Seattle, Washington 98102. All communications will be compiled by the Secretary and submitted to the Board of Directors or the specified directors on a periodic basis.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 5, 2020

This proxy statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at http://investor.neoleukin.com/financial-filings/sec-filings.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board of Directors presently has six members. There are two Class III directors whose term of office expires in 2020. If elected at the Annual Meeting, each of the nominees would serve until the 2023 annual meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is our policy to invite directors and nominees for director to attend the Annual Meeting. All of our directors attended the 2019 Annual Meeting of Stockholders.

The following table sets forth information with respect to our directors, including the two nominees for election at the Annual Meeting, as of March 12, 2020:

Name	Age	Director Since	Position
Class III Directors – Nominees for Election at the 2023 Annual Meeting
M. Cantey Boyd	40	August 2019	Director
Todd Simpson	59	January 2014	Director, Chairman of the Board
Class I Directors – Continuing in Office until the 2021 Annual Meeting
Lewis T. “Rusty” Williams	70	August 2019	Director
Sean Nolan	52	February 2015	Director
Class II Directors – Continuing in Office until the 2022 Annual Meeting
Jonathan G. Drachman	58	August 2019	Chief Executive Officer
Sarah B. Noonberg	52	August 2019	Director

Each of the nominees was recommended for election by the Nominating and Corporate Governance Committee of the Board of Directors.

Directors are elected by a plurality of the votes of the holders of shares of common stock present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees. You may not cumulate votes in the election of directors. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Neoleukin. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election for a Three-Year Term Expiring at the 2023 Annual Meeting

M. Cantey Boyd is a Managing Director at Baker Brothers Investments, a registered investment adviser focused on long-term investments in life-sciences companies. Prior to joining Baker Brothers in 2005, Ms. Boyd was an Analyst in the Healthcare Investment Banking Group of Deutsche Bank Securities from 2002 to 2004. Ms. Boyd graduated with an A.B. in Business-Economics from Brown University. The Nominating and Corporate Governance Committee believes that Ms. Boyd is qualified to serve on our Board of Directors because of her significant experience working with life sciences companies.

Todd Simpson has served as a member of our Board of Directors since January 2014 and as the Chairman of the Board since March 2020. Since October 2005, Mr. Simpson has served as the Chief Financial Officer of Seattle Genetics, Inc., a biotechnology company. Previously, Mr. Simpson served from October 2001 to October 2005 as Vice President, Finance & Administration and Chief Financial Officer of Targeted Genetics Corporation, a biotechnology company. From January 1996 to October 2001, Mr. Simpson served as Vice President, Finance & Administration and Chief Financial Officer of Aastrom Biosciences, Inc., a biotechnology company. From August 1995 to December 1995, he served as Treasurer of Integra LifeSciences Corporation, a biotechnology company, which acquired Telios Pharmaceuticals, Inc., in August 1995. From 1992 until its acquisition by Integra, he served as Vice President of Finance and Chief Financial Officer of Telios and in various other finance-related positions. Mr. Simpson is a certified public accountant (inactive), and from 1983 to 1992 he practiced public accounting with the firm of Ernst & Young LLP. Mr. Simpson received a B.S. in Accounting and Computer Science from Oregon State University. The Nominating and Corporate Governance Committee believes that Mr. Simpson is qualified to serve on our Board of Directors because of his extensive experience with biotechnology and pharmaceutical companies and his extensive knowledge of accounting principles and financial reporting rules and regulations, tax compliance and oversight of the financial reporting processes of publicly traded corporations.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2021 Annual Meeting

Lewis T. “Rusty” Williams, M.D., Ph.D., has served as the Chairman and Chief Executive Officer of Walking Fish Therapeutics, Inc., a biotechnology start-up company, since February 2019. Dr. Williams has also served as a venture partner of Quan Capital, LLP, a healthcare-focused venture capital firm, since October 2018. From January 2002 to December 2017, Dr. Williams founded and held several positions at Five Prime Therapeutics, Inc., culminating in the position of President and Chief Executive Officer from April 2011 to December 2017. From September 1992 to December 2001, Dr. Williams held several positions at Chiron Corporation, culminating in the position as Chief Scientific Officer and as a member of the board of directors. Prior to joining Chiron, Dr. Williams was a professor of medicine at the University of California, San Francisco from August 1984 to June 1993, where he served as the director of the Cardiovascular Research Institution and Daiichi Research Center. Prior to UCSF, Dr. Williams co-founded and serve on the board of directors of COR Therapeutics, Inc., a biotechnology company focused on cardiovascular disease, from June 1989 to September 1994, and served on the faculties of Harvard Medical School and Massachusetts General Hospital from July 1982 to July 1984. He is a member of the National Academy of Sciences and a fellow of the American Academy of Arts and Sciences. Dr. Williams received his B.S. in Chemistry from Rice University, and his M.D. and Ph.D. in Pharmacology / Biochemistry from Duke University. The Nominating and Governance Committee believes that Dr. Williams is qualified to serve on our Board of Directors because he has extensive experience in the biopharmaceutical industry.

Sean Nolan has served as a member of our Board of Directors since February 2015. From June 2015 until its acquisition by Novartis International AG in May 2018, Mr. Nolan served as President, Chief Executive Officer and member of the board of directors of AveXis Inc., a biotechnology company. From February 2013 to April 2015, Mr. Nolan served as Executive Vice President and Chief Business Officer of InterMune, Inc., a pharmaceutical company. From August 2011 to December 2012, Mr. Nolan served as Vice President and Chief Commercial Officer at Reata Pharmaceuticals Inc., a pharmaceuticals company. From May 2009 to November 2010, Mr. Nolan served as Chief Commercial Officer and President of Lundbeck Inc., the U.S. entity of H. Lundbeck, a Danish pharmaceuticals company. From 2004 to 2009, Mr. Nolan served in a number of executive positions including VP Marketing and Sales Operations, VP CNS Business Unit and VP Global Product Development at Ovation Pharmaceuticals until the company’s acquisition by H. Lundbeck in March 2009. Mr. Nolan currently serves on the board of directors and as a member of the audit committee of Ventas, Inc. Mr. Nolan holds a B.S. in Biology from John Carroll University. The Nominating and Corporate Governance Committee believes that Mr. Nolan is qualified to serve on our Board of Directors because he has extensive experience in the biopharmaceutical industry.

Directors Continuing in Office Until the 2022 Annual Meeting

Jonathan G. Drachman, M.D., has served as a director and the Chief Executive Officer of Neoleukin since November 2018. From November 2004 to May 2018, Dr. Drachman held several positions at Seattle Genetics, Inc., culminating in the position of Chief Medical Officer and Executive Vice President of Research and Development. From 1998 to 2004, he was a faculty member in the Division of Hematology at the University of Washington, and a Senior Investigator in the Division of Research and Education at Puget Sound Blood Center. He currently serves on the board of directors of Harpoon Therapeutics, Inc. and Calithera Biosciences, Inc. Dr. Drachman received his M.D. at Harvard Medical School and his A.B. in Biochemistry from Harvard College. He completed his residency in internal medicine and a fellowship in medical oncology at the University of Washington. The Nominating and Governance Committee believes that Dr. Drachman is qualified to serve on our Board of Directors because he has extensive experience in the biopharmaceutical industry and service as our Chief Executive Officer.

Sarah B. Noonberg, M.D., Ph.D., served as the Chief Medical Officer of Nohla Therapeutics Inc., a developer of universal, off-the-shelf cell therapies for patients with hematologic malignancies and other critical diseases, from May 2018 to May 2019. Prior to joining Nohla Therapeutics, she served as the Chief Medical Officer of Prothena Corporation plc, a biotechnology company, from May 2017 to March 2018. Prior to joining Prothena, Dr. Noonberg served as Group Vice President and Head of Global Clinical Development at BioMarin Pharmaceuticals Inc., a biotechnology company, from August 2015 to March 2017. From May 2007 to August 2015, she held several positions at Medivation, Inc., a biopharmaceutical company, culminating in the position of Senior Vice President of Early Development. She currently serves on the board of directors of Protagonist Therapeutics, Inc. Dr. Noonberg received her M.D. at the University of California, San Francisco, her Ph.D. in Bioengineering at the University of California, Berkeley, and her B.S. in Engineering at Dartmouth College. She is a board-certified internist and completed her residency at Johns Hopkins Hospital. The Nominating and Governance Committee believes that Dr. Noonberg is qualified to serve on our Board of Directors because she has extensive medical knowledge and clinical development and regulatory expertise.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under The Nasdaq Stock Market LLC (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. The Board of Directors consults with our counsel to ensure that the Board of Director’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his family members, and us, our senior management and our independent auditors, the Board of Directors has affirmatively determined that the following five directors are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Nolan, Mr. Simpson, Ms. Boyd, Dr. Williams, and Dr. Noonberg. In making this determination, the Board of Directors found that none of these directors had a material or other disqualifying relationship with Neoleukin. The Board of Directors also considered Ms. Boyd’s role as an advisor at Baker Bros. Advisors LP, and the relationship we have with Baker Bros. Advisors LP and affiliated entities as significant stockholders, in making the determination that Ms. Boyd is independent. Dr. Drachman, our Chief Executive Officer, is not an independent director by virtue of his current employment with us.

BOARD LEADERSHIP STRUCTURE

In accordance with our corporate governance guidelines, a copy of which is posted on our website at http://investor.neoleukin.com/ in the “Corporate Governance” section thereof, our Board of Directors has flexibility to determine whether the offices of the Chairperson of the Board and Chief Executive Officer should be separate. The Board of Directors, in consultation with our Nominating and Governance Committee, believes that it should have the flexibility to make this determination as circumstances require, and in a manner that it believes is best to provide appropriate leadership for the Company. Our Nominating Governance Committee will periodically consider the Board’s leadership structure and make recommendations to change the structure as it deems appropriate.

In March 2020, the Board of Directors appointed Mr. Simpson, who was acting as our lead independent director, as Chairperson of the Board. The Board of Directors believes that this leadership structure, with Mr. Simpson serving as the Chairman and Dr. Drachman serving as Chief Executive Officer, is appropriate at this time because it enables the Board, as a whole, to engage in oversight of management, promote communication and collaboration between management and the Board, and oversee governance matters, while allowing our Chief Executive Officer to focus on his primary responsibility, the operational leadership and strategic direction of the Company. In addition, the Board of Directors benefits from the perspective and insights of Mr. Simpson and Dr. Drachman as a result of their extensive experience in the biotechnological and biopharmaceutical industries.

ROLE OF THE BOARD OF DIRECTORS IN RISK OVERSIGHT

One of the Board of Director’s key functions is informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various Board of Directors standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met 12 times during 2019. Each Board of Directors member attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served, held during the portion of 2019 for which he was a director or committee member.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership information as of March 12, 2020 and the number of meetings each committee held in 2019:

Name	Audit		Compensation		Nominating and Corporate Governance
Dr. Jonathan Drachman
M. Cantey Boyd					X
Dr. Sarah Noonberg			X		X
Dr. Lewis “Rusty” Williams	X				X	*
Mr. Sean Nolan	X		X	*
Mr. Todd Simpson	X	*	X
Total meetings in 2019:	4		3		1

*	Committee Chairperson

The Board of Directors has determined that each member of each of the above committees meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Below is a description of such committee of the Board of Directors.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Exchange Act, to oversee our corporate accounting and financial reporting processes and audits of our financial statements. The primary functions of this committee include:

•	direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent auditors (our independent auditors report directly to the Audit Committee);

•	helping to ensure the independence and performance of the independent registered public accounting firm;

•

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	reviewing our policies on risk assessment and risk management;

•	reviewing related party transactions;

•	preparation of the Audit Committee report that the SEC requires to be included in our annual proxy statement;

•

obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•

approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Audit Committee consists of three directors: Messrs. Nolan, Williams and Simpson. The Audit Committee met four times during 2019. The Board of Directors has adopted a written Audit Committee charter that is available to stockholders on our website at http://investor.neoleukin.com/corporate-governance.

The Board of Directors reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee that served during 2019 were, and all current members are, independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) of the Nasdaq listing standards and Rule 10A-3 of the Exchange Act). Our Board of Directors also determined that each member of the Audit Committee that served during 2019 could, and all current members can, read and understand fundamental financial statements in accordance with applicable requirements.

The Board of Directors has further determined that Mr. Simpson qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Mr. Simpson’s level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for a public reporting company.

Compensation Committee

The Compensation Committee of the Board of Directors acts on behalf of the Board of Directors to review, adopt and oversee our compensation strategy, policies, plans and programs, including:

•

reviewing and approving the compensation and other compensatory arrangements of our chief executive officer and other executive officers including in all cases base salary, bonus, benefits and other perquisites;

•	reviewing and recommending to our Board of Directors the compensation of our directors;

•	administering our stock and equity incentive plans;

•	selecting independent compensation consultants and assessing conflict of interest compensation advisors;

•	reviewing and approving, or recommending that our Board of Directors approve, incentive compensation and equity plans; and

•	reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy and objectives.

In addition, when required, the Compensation Committee will review with management our Compensation Discussion and Analysis and consider whether to recommend that it be included in proxy statements and other filings.

The Compensation Committee consists of three directors: Dr. Noonberg, Mr. Simpson and Mr. Nolan. All members of our Compensation Committee that served during 2019 were, and all current members are, independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards), are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee met three times during 2019. The Board of Directors has adopted a written Compensation Committee charter that is available to stockholders on our website at http://investor.neoleukin.com/corporate-governance.

Compensation Committee Processes and Procedures

Typically, the Compensation Committee meets at least biannually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisors engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor to the Compensation Committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent. In addition, under its charter, the Compensation Committee may form, and delegate authority to, subcommittees as appropriate.

Following the merger of Aquinox Pharmaceuticals and Neoleukin Therapeutics, and after taking into consideration the six factors prescribed by the SEC and Nasdaq described above, the Compensation Committee again engaged Radford as a compensation consultant for 2019. Radford was identified as an appropriate consultant for us, as their compensation consulting practice works directly with the compensation committees of more than 150 technology and life science companies annually. The Compensation Committee requested that Radford:

•	evaluate the efficacy of our existing compensation strategy and practices in supporting and reinforcing our long-term strategic goals; and

•	assist in refining our compensation strategy and in developing and implementing an executive compensation program to execute that strategy.

As part of its engagement, Radford was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. For the review of executive compensation, Radford analyzed base salary, target bonus and target total cash compensation as well as annual equity award under a variety of scenarios. For the review of compensation of our Board, Radford analyzed and recommended cash retainers as well as appointment and annual equity award. At the request of the Compensation Committee, Radford also conducted individual interviews with members of the Compensation Committee and our Chief Executive Officer to learn more about our business operations and strategy, key performance metrics and strategic goals, as well as the labor markets in which we compete. Radford ultimately developed recommendations that were presented to the Compensation Committee for its consideration. Following an active dialogue with Radford and resulting modifications, the Compensation Committee approved the recommendations. The Compensation Committee did not approve fees for other services from Radford than those described above.

Compensation Committee Interlocks and Insider Participation

During 2019, none of the members of the Compensation Committee was currently or had been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors oversees our corporate governance function. The primary functions of this committee include:

•	identifying, evaluating and selecting, or recommending that our Board of Directors approve, nominees for election to our Board of Directors and its committees;

•	evaluating the performance of our Board of Directors and of individual directors;

•	considering and making recommendations to our Board of Directors regarding the composition and structure of our Board of Directors and its committees;

•	reviewing developments in corporate governance practices;

•	evaluating the adequacy of our corporate governance practices and reporting;

•	reviewing management succession plans;

•	developing and making recommendations to our Board of Directors regarding corporate governance guidelines and matters; and

•	overseeing an annual evaluation of the Board of Directors’ performance.

The Nominating and Corporate Governance Committee consists of three directors: Dr. Williams, Dr. Noonberg, and Ms. Boyd. All members of the Nominating and Corporate Governance Committee that served during 2019 were, and all current members are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee met once during 2019. The Board of Directors has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on our website at http://investor.neoleukin.com/corporate-governance.

The Board of Directors believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Board of Directors retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given our current needs and those of the Board of Directors, to maintain a balance of knowledge, experience and capability. We value diversity on a company-wide basis, but have not adopted a specific policy regarding Board diversity.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 360-1616 Eastlake Avenue East, Seattle, Washington 98102. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Historically, we have not provided a formal process related to stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board of Directors has been excellent. Nevertheless, the Nominating and Corporate Governance Committee will consider from time to time the adoption of a formal process for stockholder communications with the Board of Directors and, if adopted, publish it promptly and post it to our website.

CODE OF ETHICS

We have adopted the Neoleukin Therapeutics, Inc. Code of Business Conduct and Ethics that applies to all officers, directors, employees and individuals engaged by the Company as independent contractors. The Code of Business Conduct and Ethics is available on our website at http://investor.neoleukin.com/corporate-governance. If we make any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

CORPORATE GOVERNANCE GUIDELINES

Our Board of Directors has adopted Corporate Governance Guidelines to ensure that the Board of Directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board of Directors intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for the Audit, Compensation and Nominating and Corporate Governance committees of the Board of Directors, may be viewed at http://investor.neoleukin.com/corporate-governance.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2019 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

Mr. Todd Simpson (Chair) Mr. Sean Nolan Dr. Lewis “Rusty” Williams

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL NO. 2

APPROVAL OF THE NEOLEUKIN THERAPEUTICS, INC.

2020 EMPLOYEE STOCK PURCHASE PLAN

On March 12, 2020, the Board of Directors approved the Neoleukin Therapeutics, Inc. 2020 Employee Stock Purchase Plan (the “ESPP”), subject to stockholder approval at the Annual Meeting. The Board of Directors believes that the ESPP will be an important incentive tool supporting us in our continued efforts to attract, retain and motivate qualified personnel, while also aligning the long-term value creation objectives of our workforce with those of our stockholders. If approved by stockholders, the ESPP will be effective May 5, 2020.

Summary of the ESPP

The ESPP provides eligible employees with an opportunity to purchase shares of our common stock at a discount through accumulated payroll deductions. The principal terms of the ESPP are summarized below. This summary is qualified in its entirety by reference to the full text of the ESPP, which is attached as Appendix A to this proxy statement.

Plan Administration

The ESPP is expected to be administered by our Compensation Committee, or by our Board of Directors acting in place of the Compensation Committee. Subject to the terms of the ESPP, the Compensation Committee will have the authority to, among other matters, determine the eligibility of participants, determine the terms and conditions of offerings under the ESPP, and construe and interpret the terms of the ESPP.

Shares Reserved for Issuance

If approved, the maximum number of shares reserved for issuance under the ESPP will be 759,936, subject to adjustment to reflect certain changes in the Company’s capital structure resulting from stock-splits, recapitalizations or similar events. The closing price per share of our common stock as reported by Nasdaq on March 18, 2020 was $6.12.

Offering Periods

The ESPP is currently expected to be administered through consecutive six-month periods referred to as Offering Periods, commencing on May 16 and November 16 of each year, and ending on the following November 15 and May 15, respectively. The Compensation Committee may change the duration and structure of future Offering Periods, including by the division of Offering Periods into multiple purchase periods, in accordance with the terms of the ESPP, provided that no Offering Period may extend for a period longer than 27 months.

On the first day of each Offering Period (the “Offering Date”), each eligible employee who has properly enrolled in that Offering Period in accordance with the rules prescribed by the Compensation Committee, will be granted an option to purchase shares of the Company’s common stock to be funded by payroll deductions, based on the participant’s elected contribution rate. Unless a participant has properly withdrawn from the Offering Period, each option granted under the ESPP will automatically be exercised on the last day of the Offering Period (or purchase period, if applicable) (the “Purchase Date”). The purchase price will be equal to 85% of the lesser of the fair market value of our common stock on (i) the Offering Date; and (ii) the Purchase Date.

Eligibility

Generally, all of our employees and employees of any of our subsidiaries designated by the Compensation Committee will be eligible to participate in the ESPP; provided that employees who own (or are deemed to own as a result of stock attribution rules), stock constituting 5% or more of the total combined voting power or value of all classes of our stock or any of our subsidiaries will not be permitted to participate in the ESPP. The Compensation Committee may, in its discretion, exclude the following categories of employees from participation: (i) employees who are customarily employed 20 hours or less per week, or five months or less in a calendar year; (ii) certain highly-compensated employees; and (iii) employees who do not satisfy other eligibility requirements as may be established from time to time by the Compensation Committee within the limits prescribed by Section 423 of the Code.

As of March 1, 2020, approximately 40 of our employees would be eligible to participate in the ESPP.

Contribution and Purchase Limitations

Unless otherwise determined by the Compensation Committee in accordance with the terms of the ESPP, no participant may (i) elect a contribution rate of more than 15% of his or her compensation for the purchase of shares under the ESPP in any one payroll period; (ii) purchase more than 2,000 shares of the Company’s common stock under the ESPP on any one Purchase Date; (iii) purchase shares that have a fair market value of more than $25,000, determined as of the Offering Date, in any calendar year in which the Offering Period is in effect.

Certain Corporate Transactions

If the number of outstanding shares of our common stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, or similar change in our capital structure without consideration, then the Compensation Committee will proportionately adjust the number of shares available under the ESPP, the purchase price and the number of shares any participant has elected to purchase.

If we experience a change of control transaction, any Offering Period that commenced prior to the closing of the change of control transaction will be shortened and provide for a new final Purchase Date. The new Purchase Date will occur on or prior to the closing of the change of control transaction, and the ESPP will terminate on the closing of the change of control.

Amendments and Termination

The Compensation Committee may generally amend, suspend or terminate the ESPP at any time without stockholder approval, except as may be required by applicable law or exchange listing rules. Unless earlier terminated in accordance with the foregoing, the ESPP will terminate on the tenth anniversary of the first Purchase Date.

Certain U.S. Federal Income Tax Consequences

The following is a general summary of the United States federal income tax consequences to us and to participants in the ESPP based on tax laws in effect as of the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to any particular participant. Among other considerations, this summary does not describe the tax laws of any state, municipality or foreign jurisdiction, or describe gift, estate, excise, payroll or other employment taxes. Participants are advised to consult with their tax advisors regarding the tax consequences of participation in the ESPP. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code and the following discussion is based on the assumption that it is so qualified.

Each participant’s payroll deductions under the ESPP will be made on an after-tax basis. Generally, the participant will not recognize any taxable income at the time he or she is granted an option to purchase shares of common stock during an Offering Period or at the time the option is exercised to purchase shares on behalf of the participant. The participant will generally only recognize taxable income (or loss) on the date the participant sells or otherwise disposes of the acquired shares. The particular tax consequence depends on the length of time such shares are held by the participant prior to the sale or disposition.

If the shares are sold or disposed of more than two years from the first day of the Offering Period during which the shares were purchased, and more than one year from the Purchase Date or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (i) the amount by which the fair market value of the shares on the Offering Date exceeded the purchase price of the shares (calculated as though the shares had been purchased on the Offering Date) and (ii) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price. If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them.

We are generally not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will have the discretion to determine whether and to what extent to participate in and contribute to the ESPP. Accordingly, the benefits and amounts that will be received or allocated to officers and other employees under the ESPP are not determinable at this time.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte LLP, an independent registered public accounting firm, served as our independent auditors for the year ended December 31, 2019. Deloitte LLP was first appointed as our auditors in 2006. On March 20, 2020, in recognition that our financial operations and management team had transitioned to be primarily located in the U.S. following the Merger, Deloitte LLP resigned as our independent registered public accounting firm, and Deloitte & Touche LLP was appointed as the successor independent registered public accounting firm. The decision to change the certifying accountant was approved by the Audit Committee.

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and has further directed that management submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting by telephone. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Audit Committee of the Board of Directors is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of Deloitte & Touche LLP.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to us for 2019 and 2018, by Deloitte LLP.

	2019(1)	2018(1)
Audit Fees	$308,047	$300,867
Audit-related Fees	28,226	—
Tax Fees	—	7,275
All Other Fees	—	2,000
Total Fees	$336,273	$310,142

(1)

The dollar amounts shown in these columns reflect the US$ equivalent of the amounts billed by Deloitte LLP. The amounts were converted to U.S. dollars from Canadian dollars using the average of the closing monthly average exchange rates for the 12 months ended December 31, 2019 and December 31, 2018. Applying this formula to years ended December 31, 2019 and December 31, 2018, Canadian $1.00 was equal to US$0.7537 and US$0.7719, respectively.

Audit Fees. Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings, including fees for professional services related to registration statement filings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Audit-related fees billed to us for services rendered during 2019 related to services rendered for our filings in connection with our merger with Former Neoleukin.

Tax Fees. Tax fees principally included tax compliance, tax advice and tax planning fees. Tax fees billed to us for services rendered during 2018 related to tax advisory services. There were no tax fees billed to us for services rendered during 2019.

All Other Fees. All other fees include any fees billed that are not audit, audit related, or tax fees. In 2018 these fees related to subscription of an online accounting research tool. There were no other fees billed to us for services rendered in 2019.

All fees described above were pre-approved by the Audit Committee.

In connection with the audit of the 2019 financial statements, we entered into an engagement agreement with Deloitte LLP that sets forth the terms by which Deloitte LLP performed audit services us. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages. We expect to enter into a similar engagement agreement with Deloitte & Touche LLP in connection with the audit of the 2020 financial statements.

Deloitte LLP’s reports on our consolidated financial statements as of December 31, 2019 and 2018, and the results of our operations and cash flows for each of the three years in the period ended December 31, 2019 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and through the date of this proxy statement, we have not had any disagreements with Deloitte LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte LLP, would have caused it to make reference to the subject matter of such disagreements in its report on our consolidated financial statements for such periods. During our two most recent fiscal years and through the date of this proxy statement, there have been no reportable events as described in (A) to (D) of Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We have engaged Deloitte & Touche LLP as our new independent registered public accounting firm to audit our 2020 consolidated financial statements. In connection with the audit of our consolidated financial statements for the years ended December 31, 2019 and 2018, and through the period ended March 20, 2020, neither we nor anyone on our behalf has consulted with Deloitte & Touche LLP on the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements or any matter that was the subject of a disagreement, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event as, that term is defined in Item 304(a)(1)(v).

We have provided Deloitte LLP with a copy of these disclosures before filing them with the SEC and have requested that Deloitte LLP provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. Deloitte LLP has furnished such letter dated March 20, 2020, which is filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on March 20, 2020.

PRE-APPROVAL POLICIES AND PROCEDURES

The charter of the Audit Committee provides for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Deloitte & Touche LLP. The Audit Committee may pre-approve specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 3.

PROPOSAL NO. 4

NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our stockholders with an opportunity to vote, on an advisory basis, on the compensation of our named executive officers as disclosed in the “Executive Compensation” section, the compensation tables and the narrative discussions set forth on pages 26 to 30 of this proxy statement. This non-binding advisory vote is commonly referred to as a “Say on Pay” proposal.

Our Compensation Committee, which is responsible for designing and administering our executive compensation program, has designed our executive compensation program to provide a competitive and internally equitable compensation and benefits package that reflects company performance, job complexity and strategic value of the position, while ensuring long-term retention, motivation and alignment with the long-term interests of our stockholders. We encourage you to carefully review the “Executive Compensation” section beginning on page 26 of this proxy statement for additional details on the compensation of our named executive officers in fiscal year 2019.

We are asking you to indicate your support for the compensation of the named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers. Accordingly, we are asking you to vote, on an advisory basis, which is non-binding, “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Neoleukin Therapeutics, Inc.’s named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the “Executive Compensation” compensation tables and narrative discussion set forth in the proxy statement relating to its 2020 Annual Meeting of Stockholders, is hereby APPROVED.”

The Say on Pay vote is advisory, and therefore not binding on us, our Board of Directors or our Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

Approval of the resolution will require the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Proxies solicited by management for which no specific direction is included will be voted “FOR” the approval of the resolution.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL NO. 4.

PROPOSAL NO. 5

NON-BINDING ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED

EXECUTIVE OFFICER COMPENSATION

General

As required pursuant to Section 14A of the Exchange Act, this proposal affords stockholders the opportunity to cast a non-binding advisory vote on how often we should include a say-on-pay vote in our proxy materials for future annual stockholder meetings. Under this proposal, stockholders may vote to have the say-on-pay vote conducted every year, every two years, or every three years, or may abstain from voting on this proposal.

Our Board of Directors believes that a say-on-pay vote should be conducted every year, on an annual basis. Our Board of Directors believes that an annual advisory vote on the compensation of our named executive officers will allow our stockholders to provide us with their direct input on our compensation philosophy and objectives as disclosed in the proxy statement every year. Additionally, an annual advisory vote on the compensation of our named executive officers is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy and objectives.

The say-on-frequency vote is advisory, and therefore not binding on us, our Board of Directors, or our Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of our stockholders and will take into account the outcome of this vote when considering how frequently we should conduct an advisory say-on-pay vote on the compensation of our named executive officers.

Vote Required and Board of Directors Recommendation

The non-binding vote on the frequency of future say-on-pay votes will be determined by an affirmative vote of a plurality, or the largest number, of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote. This means that the frequency receiving the highest number of affirmative votes will be determined to be the preferred frequency for holding future advisory say-on-pay votes on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR THE “ONE YEAR” OPTION FOR PROPOSAL NO. 5.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of March 1, 2020 for:

•	each of our named executive officers;

•	each of our directors;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock.

Our calculation of beneficial ownership below reflects 38,373,160 shares of common stock issued and outstanding as of March 1, 2020. Additionally, this table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Beneficial ownership has been determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock issuable under options or warrants that are exercisable within 60 days after March 1, 2020 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.

Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and dispositive power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws. Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o Neoleukin Therapeutics, Inc., 360-1616 Eastlake Avenue East, Seattle, Washington 98102.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
Named Executive Officers and Directors:
Jonathan G. Drachman	2,198,686	5.7%
David Main(1)	436,530	1.1
Kamran Alam(2)	472,378	1.2
Sarah B. Noonberg	—	—
Lewis T. “Rusty” Williams	—	—
M. Cantey Boyd(3)	—	—
Sean Nolan(4)	41,500	*
Todd Simpson(5)	44,833	*
All executive officers and directors as a group (7 persons)(6)	2,757,397	7.1
5% Stockholders:
Baker Bros. Advisors LP. and Affiliates(7)	3,881,338	9.9
EcoR1 Capital, LLC(8)	3,915,880	10.2
Daniel-Adriano Silva	3,111,896	8.1
Umut Ulge	3,111,896	8.1

*	Represents beneficial ownership of less than one percent (1%) of the outstanding common stock.
(1)	Consists of (a) 71,530 shares and (b) 365,000 shares issuable pursuant to stock options exercisable within 60 days of March 1, 2020. Mr. Main resigned as our Chief Executive Officer in August 2019.
(2)	Consists of 472,378 shares issuable pursuant to stock options exercisable within 60 days of March 1, 2020.

(3)

Ms. Boyd serves on our Board of Directors as a representative of 667, L.P. (“667”) and Baker Brothers Life Sciences, L.P. (“Life Sciences”, and together with 667, the “Funds” and their affiliates). Pursuant to the policies of the Funds, Ms. Boyd does not have any right to any pecuniary interest in our securities issued as part of her service on the Board of Directors and the Funds are entitled to receive all the pecuniary interest in the securities issued. The Funds each own an indirect proportionate pecuniary interest in the stock options. Solely as a result of Felix J. Baker’s and Julian C. Baker’s ownership interest in the general partners of the Funds and the Funds, Felix J. Baker and Julian C. Baker may be deemed to have an indirect pecuniary interest in the stock options (i.e. no direct pecuniary interest).

(4)	Consists of 41,500 shares issuable pursuant to stock options exercisable within 60 days of March 1, 2020.
(5)	Consists of 44,833 shares issuable pursuant to stock options exercisable within 60 days of March 1, 2020.
(6)

Consists of (a) 2,198,686 shares held by the directors and executive officers as of March 1, 2020 and (b) 558,711 shares issuable pursuant to stock options exercisable within 60 days of March 1, 2020. Mr. Main is excluded from this total as he ceased to be an officer of the Company prior to March 1, 2020.

(7)

Based solely on information provided in a Schedule 13D/A filed with the SEC on December 20, 2019. The Schedule 13D/A was filed jointly by the Baker Bros. Advisors LP (the “Adviser”), Baker Bros. Advisors (GP) LLC (the “Adviser GP”), Felix J. Baker and Julian C. Baker, with respect to shares held by the Funds, Felix J. Baker and Julian C. Baker. Pursuant to management agreements, as amended, among the Adviser, the Funds and their respective general partners, the Funds respective general partners relinquished to the Adviser all discretion and authority with respect to the investment and voting power of the securities held by the Funds, and thus the Adviser has complete and unlimited discretion and authority with respect to the Funds’ investments and voting power over investments. The Adviser GP, Felix J. Baker and Julian C. Baker, as managing members of the Adviser GP, and the Adviser may be deemed to be beneficial owners of securities of the Company directly held by the Funds. On December 17, 2019, the Funds entered into an agreement to exchange 10,925,481 shares of our common stock for pre-funded warrants to purchase the same number of shares for an exercise price of $0.000001 per share (the “Pre-Funded Warrants”). The Pre-Funded Warrants are only exercisable to the extent that after giving effect to such exercise the holders thereof and their affiliates would beneficially own no more than 9.99% of our outstanding common stock. The shares reflected above consist of 3,397,740 shares of common stock held by the Funds, 2,260 shares of common stock held by each of Julian C. Baker and Felix J. Baker and 479,078 shares subject to exercise of the Pre-Funded Warrants. The address of the foregoing entities and persons is 860 Washington Street, 3rd Floor, New York, New York 10014.

(8)

Based solely on information provided in a Schedule 13G filed with the SEC on December 27, 2019. The Schedule 13G was filed by EcoR1 Capital Fund Qualified, L.P. (“Qualified Fund”); EcoR1 Capital, LLC (“EcoR1”) and Oleg Nodelman (“Nodelman”) (collectively, the “EcoR1 Filers”). Qualified Fund filed jointly with the other EcoR1 Filers, but not as a member of a group and it expressly disclaims membership in a group. In addition, the Schedule 13G indicates that filing the Schedule 13G on behalf of Qualified Fund should not be construed as an admission that it is, and it disclaims that it is, a beneficial owner, as defined in Rule 13d-3 under the Exchange Act, of any of the shares covered by the Schedule 13G. Each EcoR1 Filer also disclaims beneficial ownership of the shares except to the extent of that person’s pecuniary interest therein. The Schedule 13G reported that (i) EcoR1 had shared voting power with respect to 3,915,880 shares of common stock and shared dispositive power with respect to 3,915,880 shares of common stock, (ii) Nodelman had shared voting power with respect to 3,915,880 shares of common stock and shared dispositive power with respect to 3,915,880 shares of common stock, and (iii) Qualified Fund had shared voting power with respect to 3,260,062 shares of common stock and shared dispositive power with respect 3,260,062 shares of common stock. The address of the foregoing entities and persons is 357 Tehama Street #3, San Francisco, CA 94103.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2019, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except for: the Form 3 for M. Cantey Boyd for the Board appointment which occurred on August 8, 2019 was filed on August 23, 2019 and the Form 4 filed for Jonathan Drachman for the transaction on November 11, 2019 was filed on December 20, 2019.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as of March 17, 2020. Biographical information with regard to Dr. Drachman is presented under “Proposal No. 1—Election of Directors” in this proxy statement.

Name	Age	Position(s)
Jonathan Drachman	58	Chief Executive Officer and President
Robert Ho	44	Chief Financial Officer and Secretary

Robert Ho has served as our Chief Financial Officer and Secretary since March 2020. Prior to joining us, Mr. Ho served in various positions at Davita Inc., a provider of kidney dialysis services, since January 2016, including most recently as Senior Finance Director. Prior to that and a one-year break in service, Mr. Ho served as Strategic Financial Advisor to a privately owned company from 2007 to 2014. Mr. Ho also served in various positions at Morgan Stanley from March 2004 to February 2007, including most recently as a Vice President in the Healthcare Investment Banking Division. Mr. Ho holds a Bachelor of Business Administration from the University of Notre Dame and an M.B.A. from the University of Virginia Darden School of Business.

EXECUTIVE COMPENSATION

Our named executive officers (the “NEOs”) for the year ended December 31, 2019, which consist of our principal executive officer and the next two most highly compensated executive officers, were:

•	Jonathan Drachman, Chief Executive Officer and President;

•	David J. Main, former Chief Executive Officer and President; and

•	Kamran Alam, former interim Chief Financial Officer and Vice President, Finance

The rules of the Securities and Exchange Commission require this discussion regarding 2019 executive officer compensation to include certain executive officers that served during 2019, even if the person no longer serves in such capacity at the end of the fiscal year. Because our acquisition of Former Neoleukin took place in August 2019, this executive compensation information includes information related to Mr. David Main, the Chief Executive Officer and President of Aquinox Pharmaceuticals, Inc. prior to our acquisition of Former Neoleukin. We note that Mr. Main resigned from his position as Chief Executive Officer and President upon completion of our acquisition of Former Neoleukin in August 2019. Mr. Alam continued to serve as our Chief Financial Officer and Vice President, Finance on an interim basis through 2019.

SUMMARY COMPENSATION TABLE

The following table sets forth all of the compensation awarded to, earned by or paid to our NEOs during the years ended December 31, 2019, 2018 and 2017.

Name and principal position(1)	Year	Salary ($)		Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Jonathan Drachman	2019	137,304		3,445,109	240,625	(3)	—		3,823,038
Chief Executive Officer
David J. Main	2019	373,814		—	—		1,590,114	(4)	1,963,928
Former Chief Executive Officer and President	2018	535,000		3,413,647	267,500		10,139		4,226,286
	2017	510,000		2,289,339	240,975		—		3,040,314
Kamran Alam	2019	390,800	(6)	—	—		809,197	(5)	1,199,997
Interim Chief Financial Officer and Vice President, Finance	2018	365,000		1,262,777	127,750		—		1,755,527
	2017	335,000		989,984	105,525		—		1,430,509

(1)	Mr. Alam and Mr. Main were employed and compensated by our wholly owned subsidiary, Aquinox Pharmaceuticals (Canada) Inc., a corporation under the Canada Business Corporations Act.

(2)

Amounts shown in this column do not reflect dollar amounts actually received by our NEOs. Instead, these amounts for the applicable year reflect the aggregate grant date fair value of each stock option granted in the applicable year, computed in accordance with the provisions of with the Financial Accounting Standards Board, or FASB, Accounting Standards Codification Topic 718. Assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2019. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our NEOs will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options. All outstanding options issued to Messrs. Main and Alam became immediately vested upon the completion of our acquisition of Former Neoleukin in August 2019.

(3)

Represents amounts earned under our 2019 incentive compensation plan, which provides our NEOs with an annual incentive compensation payment, subject to achievement of our corporate performance goals and individual achievement.

(4)

Includes: (a) $1,176,331 in severance payments and benefits paid to Mr. Main in connection with his termination of employment in 2019 following the acquisition of Former Neoleukin (see the section entitled “—Employment Agreements” for additional information), (b) $401,250 as a cash transaction bonus paid to Mr. Main in connection with the acquisition of Former Neoleukin, (c) $1,023 in cell phone allowances, and (d) $11,510 in tax preparation services.

(5)

Includes: (a) $482,104 in payments related to Mr. Alam’s execution of a transition services agreement in connection with the acquisition of Former Neoleukin and his anticipated separation in May 2020 (see the section entitled “—Employment Agreements” for additional information), (b) $319,375 as a cash transaction bonus paid to Mr. Alam in connection with the acquisition of Former Neoleukin, (c) $1,508 in cellphone allowances, and (d) $6,210 in tax preparation services.

(6)	Includes $19,654 paid in lieu of accrued vacation.

EMPLOYMENT AGREEMENTS

Jonathan Drachman

We entered into an employment agreement with Dr. Drachman effective as of August 8, 2019, setting forth the terms of Dr. Drachman’s employment as our President and Chief Executive Officer. Pursuant to his employment agreement, Dr. Drachman will receive an annual base salary of $350,000 and is eligible to receive an annual bonus with a target level of 50% of his base salary. As an inducement to enter into his employment agreement, Dr. Drachman was also granted an option to purchase 1,650,000 shares of common stock with an exercise price of $2.80 per share. The option vests and becomes exercisable with respect to (i) 1/4th of the total underlying shares on the first anniversary of the grant date and (ii) with respect to 1/48th of the total underlying shares on a monthly basis thereafter such that the option will be fully vested and exercisable on the fourth anniversary of the grant date, subject to Dr. Drachman’s continuous service through each applicable vesting date.

In the event Dr. Drachman experiences a termination of his employment without “cause” or he resigns for “good reason” (each as defined in Dr. Drachman’s employment agreement), provided that he executes and makes effective a release of claims against us and our affiliates, Dr. Drachman will become entitled to (i) continued base salary for nine months, payable in accordance with our standard payroll practices; (ii) a pro-rated portion of his annual bonus, payable in a single lump-sum; (iii) premium payments for continued healthcare coverage for up to nine months; and (iv) accelerated vesting of the portion of his then-outstanding equity awards that would have vested and become exercisable, as applicable, if he had remained in service for an additional 12 months following his date of termination. In the event Dr. Drachman experiences a termination without “cause” or he resigns for “good reason” during the 12-month period following a change in control of Neoleukin, then in lieu of the foregoing, Dr. Drachman would become entitled to (a) continued base salary for 12 months, payable in accordance with our standard payroll practices; (b) 100% of his annual target bonus, payable in a single lump-sum; (c) premium payments for continued healthcare coverage for up to 12 months; and (d) 100% accelerated vesting his then-outstanding equity awards.

Employee directors are not compensated for services on the Board of Directors in addition to their regular employee compensation. We entered into our standard form of indemnification agreement for directors and executive officers with Dr. Drachman, which requires us to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at our request.

David J. Main

In connection with our acquisition of Former Neoleukin, we entered into a separation agreement with Mr. Main. The separation agreement provided that Mr. Main’s employment ended effective as of August 8, 2019. Pursuant to the separation agreement and consistent with the terms of Mr. Main’s employment agreement as amended through May 8, 2019, Mr. Main was entitled to: (i) a lump sum payment equal to 18 months of his current base salary; (ii) a lump sum payment equal to 18 months bonus pay, calculated based on Mr. Main’s bonus payment average from the previous three years; (iii) the premiums necessary to continue Mr. Main’s health and dental benefits until the earliest of (A) 18 months from the separation date or (B) the date on which Mr. Main obtains other benefit coverage; (iv) a lump sum payment of $2,000 CDN on the separation date to cover the differential cost in coverage amounts between the group health benefits program and the individual health benefits plan; and (v) a transaction bonus of $401,250 upon the closing of our acquisition of Former Neoleukin. We will also cover the cost of Mr. Main’s U.S. and Canadian tax filing support services for the 2019 tax year. In addition, all unvested options held by Mr. Main immediately vested and were exercisable for a period of 90 days following the separation date, at which time any vested but unexercised options expired, with the exception of the options granted to Mr. Main in August of 2018, which provides for three years to exercise from the separation date.

Robert Ho

We entered into an employment agreement with Mr. Ho effective as of March 16, 2020, setting forth the terms of Mr. Ho’s employment as our Chief Financial Officer. Pursuant to his employment agreement, Mr. Ho will receive an annual base salary of $350,000 and is eligible to receive an annual bonus with a target level of 40% of his base salary. Mr. Ho was also granted a restricted stock unit representing 75,000 shares of common stock (the “RSU Award”) and an option to purchase 200,000 shares of common stock with an exercise price of $6.44 per share. The RSU Award will vest in three equal annual installments on the first three anniversaries of the date of Mr. Ho’s employment agreement, and the option vests and becomes exercisable with respect to (i) 1/4th of the total underlying shares on the first anniversary of the grant date and (ii) with respect to 1/48th of the total underlying shares on a monthly basis thereafter such that the option will be fully vested and exercisable on the fourth anniversary of the grant date, each subject to Mr. Ho’s continuous service through each applicable vesting date.

In the event Mr. Ho experiences a termination of his employment without “cause” or he resigns for “good reason” (each as defined in Mr. Ho’s employment agreement), provided that he executes and makes effective a release of claims against us and our affiliates, Mr. Ho will become entitled to (i) continued base salary for nine months, payable in accordance with our standard payroll practices; and (ii) premium payments for continued healthcare coverage for up to nine months. In the event Mr. Ho experiences a termination without “cause” or he resigns for “good reason” during the 12-month period following a change in control, then in lieu of the foregoing, Mr. Ho would become entitled to (a) continued base salary for 12 months, payable in accordance with our standard payroll practices; (b) 100% of his annual target bonus, payable in a single lump-sum; (c) premium payments for continued healthcare coverage for up to 12 months; and (d) 100% accelerated vesting on his then-outstanding equity awards.

Kamran Alam

In connection with our acquisition of Former Neoleukin, we entered into a fixed-term transition agreement with Mr. Alam, who served as our Interim Chief Financial Officer following the closing of the transaction until March 2020, and will serve as our Senior Strategic Advisor until May 31, 2020 (the “Transition Period”), unless earlier terminated in compliance with the transition agreement.

Pursuant to his transition agreement, Mr. Alam will receive an annual base salary of $380,000 and will be eligible to receive a retention bonus of $332,500. The retention bonus will be payable upon the earlier of Mr. Alam’s termination without “cause” (as defined in the transition agreement) and May 31, 2020. Mr. Alam will not be eligible for any additional equity awards during the Transition Period, but any equity awards granted prior to the transition agreement will continue to vest during the Transition Period. During the Transition Period, Mr. Alam will be eligible to participate in an individual extended health benefits plan paid for by us until August 8, 2020. In addition, we paid Mr. Alam a lump sum payment of $2,000 CDN on August 8, 2019, to cover the differential cost in coverage amounts between the group health benefits program and the individual health benefits plan.

Consistent with the terms of his employment agreement, as amended, in connection with his separation and effective upon closing of the acquisition of Former Neoleukin, Mr. Alam became entitled to: (i) a lump sum payment equal to 12 months of his current base salary; (ii) a lump sum payment equal to 12 months bonus pay, calculated based on Mr. Alam’s bonus payment average from the previous three years; (iii) the premiums necessary to continue Mr. Alam’s health and dental benefits until the earliest of (A) 12 months from the separation date or (B) the date on which Mr. Alam obtains other benefit coverage; and (iv) a transaction bonus of $319,375 upon the closing. In addition, all unvested options held by Mr. Alam immediately vested and will remain exercisable for a period of 90 days following the separation date, at which time any vested but unexercised options will expire and be forfeit, with the exception of the options granted to Mr. Alam in August of 2018 which provides for three years to exercise from the separation date.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2019

The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 31, 2019.

	Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)(2)	Option Exercise Price ($)	Option Expiration Date
Jonathan Drachman	8/31/2019	—	1,650,000	2.80	8/30/2029
David J. Main	6/11/2010	—	—	5.76	2/10/2020
	11/11/2011	—	—	5.76	2/10/2020
	10/31/2013	62,499	—	12.67	2/10/2020
	5/8/2014	65,000	—	10.10	2/10/2020
	3/12/2015	65,000	—	12.03	2/10/2020
	3/10/2016	120,000	—	8.08	2/10/2020
	3/8/2017	185,000	—	17.35	2/10/2020
	3/9/2018	225,000	—	16.55	2/10/2020
	8/7/2018	415,000	—	3.07	8/8/2022
Kamran Alam(3)	5/30/2012	2,170	—	5.76	5/29/2022
	10/31/2013	23,958	—	12.67	10/30/2023
	5/8/2014	31,250	—	10.10	5/7/2024
	3/12/2015	25,000	—	12.03	3/11/2025
	3/10/2016	40,000	—	8.08	3/9/2026
	3/8/2017	80,000	—	17.35	3/7/2027
	3/9/2018	75,000	—	16.55	3/8/2028
	8/7/2018	195,000	—	3.07	8/6/2028

(1)

The shares subject to the stock options vest as follows: 25% of the shares underlying the options vest on the one-year anniversary of the vesting commencement date and thereafter 1/48th of the shares vest each month, subject to continued service with us through each vesting date.

(2)	Options are subject to accelerated vesting as described under “Employment Agreements.”
(3)

All options issued to Mr. Alam accelerated upon the completion of our acquisition of Former Neoleukin in August 2019. Following Mr. Alam’s separation from the Company, he will have 90 days to exercise any outstanding options, except the options issued on August 7, 2018, which will have a three-year post-separation exercise term.

DIRECTOR COMPENSATION

The following table sets forth information regarding compensation earned by or paid to our non-employee directors serving during 2019. Mr. Main and Dr. Drachman, our only employee directors during 2019, received no additional compensation for their Board service during 2019. In connection with our acquisition of Former Neoleukin, Messrs. Pelzer and Main and Drs. Bridger, Levy, Levitt and Neu resigned from our board of directors in August 2019.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Total ($)
Gary Bridger	33,167	—	33,167
Daniel Levitt	34,500	—	34,500
Richard Levy	34,500	—	34,500
Kelvin Neu	33,167	—	33,167
Sean Nolan	59,417	45,953	105,370
Robert Pelzer	59,167	—	59,167
Todd Simpson	68,417	45,953	114,370
Sarah B. Noonberg	21,667	45,953	67,620
Lewis T. “Rusty” Williams	23,333	45,953	69,286
M. Cantey Boyd	18,750	45,953	64,703

(1)

Amounts shown in this column do not reflect dollar amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in the year ended December 31, 2019, computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2019. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our non-employee directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options. The table below lists the aggregate number of shares subject to outstanding option awards held by each of our non-employee directors.

(2)	The shares subject to these awards vest in a series of twelve successive equal monthly installments measured from the vesting commencement date.

Name	Number of Shares Subject to Outstanding Options as of December 31, 2019
Gary Bridger	0
Daniel Levitt	0
Richard Levy(3)	0
Kelvin Neu(3)	0
Sean Nolan	63,500
Robert Pelzer	0
Todd Simpson	66,833
Sarah B. Noonberg	22,000
Lewis T. “Rusty” Williams	22,000
M. Cantey Boyd	22,000

(3)

Each of Dr. Levy, Dr. Neu and Ms. Boyd served or continue to serve on our Board as representatives of 667, L.P. (“667”) and Baker Brothers Life Sciences, L.P. (“Life Sciences”, and together with 667, the “Funds” and their affiliates). Pursuant to the policies of the Funds, none of Dr. Levy, Dr. Neu or Ms. Boyd have any right to any of our securities issued as part of service on the Board and the Funds are entitled to receive all the pecuniary interest in the securities issued. The Funds each own an indirect proportionate pecuniary interest in the options listed above.

Non-employee directors receive the following cash compensation for service on our Board of Directors and committees of our Board of Directors, as applicable, payable in equal monthly installments, in arrears:

•	$40,000 per year for service as a member of our Board of Directors;

•	$25,000 per year for service as our Chairperson;

•	$20,000 per year for service as the chair of the Audit Committee and $8,000 per year for service as a member (other than as chair) of the Audit Committee;

•	$15,000 per year for service as the chair of the Compensation Committee and $7,000 per year for service as a member (other than as chair) of the Compensation Committee; and

•

$8,000 per year for service as the chair of the Nominating and Corporate Governance Committee and $5,000 per year for service as a member (other than as chair) of the Nominating and Corporate Governance Committee.

We have a policy of reimbursing our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings. In addition, our non-employee directors receive $500 additional cash compensation for in-person meetings of our Board of Directors attended at our headquarters. Employee directors do not receive additional compensation for service on our Board of Directors.

In addition, each newly appointed non-employee director will be granted an option to purchase 22,000 shares of our common stock. These options will vest on a three-year, annual vesting schedule. Additionally, on the date of each annual meeting, each person who is elected or appointed and each director who continues to serve as a director immediately after such annual meeting shall be granted stock options covering 15,000 shares of our common stock, vesting on a one-year, monthly  vesting schedule.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans(3)
Equity compensation plans approved by stockholders(1)	2,612,538		$7.88	6,556,534
Equity compensation plans not approved by stockholders	3,300,000	(4)	$2.80	—
Total	5,912,538		$5.04	6,556,534

(1)	Includes securities issuable under our Joint Canadian Stock Option Plan (the “2006 Plan”) and 2014 Equity Incentive Plan (the “2014 Plan”).

(2)	Consists of options to purchase 2,523,911 shares of common stock under our 2014 Plan and 88,627 shares of common stock under our 2006 Plan.
(3)

All of such shares of common stock available for issuance under our 2014 Plan. No further shares are available for issuance under the 2006 Plan. Pursuant to the terms of our 2014 Plan, the number of shares reserved for issuance is subject to automatic increase on January 1 of each calendar year through 2024 by 4% of the total number of shares of all classes of our common stock outstanding as of the immediately preceding December 31, or such lesser number as may be determined by our Board of Directors. In accordance with these terms, an additional 1,519,874 shares of common stock were added to the 2014 Plan, effective January 1, 2020.

(4)

On August 31, 2019, the Board of Directors granted, in the aggregate, options to purchase 3,300,000 shares of Company common stock to four of our executive officers, including options to purchase 1,650,000 shares to our Chief Executive Officer, as inducement to their employment with the Company pursuant to Nasdaq Listing Rule 5635(c)(4).

TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our directors and NEOs, which are described elsewhere in this proxy statement, below we describe transactions since January 1, 2019 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Underwritten Public Offering

On December 17, 2019, we entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities Inc. and Piper Jaffray & Co. (the “Representatives), as representatives of the several underwriters listed on Schedule A thereto (the “Underwriters”), relating to a public offering (the “Offering”) of an aggregate of 10,263,750 shares of our common stock, including 1,338,750 shares issued to the Underwriters upon exercise of an option to purchase additional shares, at a public purchase price of $8.40 per share. The Offering closed on December 20, 2019.

Pursuant to the Offering, on December 20, 2019, (a) Dr. Drachman purchased 119,047 shares of common stock for an aggregate purchase price of $999,995; (b) EcoR1 Capital, LLC purchased 1,650,000 shares of our common stock for an aggregate purchase price of $15,510,000; and (c) Baker Brothers Life Sciences, L.P. (“Life Sciences”) and 667, L.P. (“667”) purchased 250,037 and 2,767,505 shares of our common stock, respectively, for an aggregate purchase price of $25,347,353.

Exchange Agreement

In connection with the Offering, we entered into an exchange agreement (the “Exchange Agreement”) with Life Sciences and 667 (together, the “Exchanging Stockholders”) pursuant to which we exchanged an aggregate of 10,925,481 shares of our common stock held by the Exchanging Stockholders for pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of 10,925,481 shares of our common stock (subject to adjustment in the event of stock splits, recapitalizations and other similar events affecting our common stock), with an exercise price of $0.000001 per share. The Pre-Funded Warrants may be exercised at any time after the date of issuance, except that the Exchanging Stockholders cannot exercise the Pre-Funded Warrants, and the Company cannot effect the exercise of the Pre-Funded Warrants, if, after giving effect thereto, the Exchanging Stockholders, or their affiliates, would beneficially own, for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, more than 9.99% of our outstanding common stock (the “Beneficial Ownership Limitation”). However, the Exchanging Stockholders may increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 19.99% upon at least 61 days’ prior written notice to us. Any such change will not be effective until the 61st day after such notice is delivered to us. The Pre-funded Warrants do not confer the right to vote on any matter except to the extent required by Delaware law.

INDEMNIFICATION AGREEMENTS

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted under Delaware law. In addition, we have entered into an indemnification agreement with each of our directors and our executive officers.

POLICY ON FUTURE RELATED PARTY TRANSACTIONS

We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our Audit Committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest, must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Neoleukin stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Neoleukin. Direct your written request to Neoleukin Therapeutics, Inc., c/o Corporate Secretary at 360-1616 Eastlake Avenue East, Seattle, Washington 98102 or contact our Corporate Secretary at (206) 732-2133. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public through the Internet at the SEC’s web site at www.sec.gov.

We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2019, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Neoleukin Therapeutics, Inc.

360-1616 Eastlake Avenue East

Seattle, WA 98102

Attention: Secretary

(206) 732-2133

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Secretary

Dated: March 24, 2020

APPENDIX A

NEOLEUKIN THERAPEUTICS, INC. 2020 EMPLOYEE STOCK PURCHASE PLAN

1. Establishment of Plan. Neoleukin Therapeutics, Inc. a Delaware corporation (the “Company”), proposes to grant options to purchase shares of Common Stock to eligible employees of the Company and its Participating Corporations pursuant to this Plan. The Company intends this Plan to qualify as an “employee stock purchase plan” under Code Section 423 and this Plan will be so construed; provided that the Company may adopt sub-plans applicable to particular Participating Corporations which sub-plans may be designed to be outside the scope of Section 423 of the Code. Subject to Section 14, a total of 759,936 shares of Common Stock is initially reserved for issuance under this Plan. The number of shares reserved for issuance under this Plan will be subject to adjustments effected in accordance with Section 14 of this Plan. Capitalized terms not defined elsewhere in the text are defined in Section 27.

2. Purpose. The purpose of this Plan is to provide eligible employees of the Company and Participating Corporations with a means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Participating Corporations, and to provide an incentive for continued employment.

3. Administration.

(a) The Plan will be administered by the Compensation Committee of the Board or by the Board (as applicable, the “Committee”). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan will be determined by the Committee and its decisions will be final and binding upon all Participants. The Committee will have full and exclusive discretionary authority to construe, interpret, and apply the terms of the Plan, to determine eligibility and determine which entities will be Participating Corporations and whether an offer to Participating Corporations is intended to meet Code Section 423 requirements and to decide upon any and all claims filed under the Plan. Every finding, decision, and determination made by the Committee will, to the full extent permitted by law, be final and binding upon all parties. The Committee will have the authority to determine the Fair Market Value (which determination will be final, binding, and conclusive for all purposes) in accordance with Section 8 below and to interpret Section 8 of the Plan in connection with circumstances that impact the Fair Market Value. Members of the Committee will receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on the Board or its committees. All expenses incurred in connection with the administration of this Plan will be paid by the Company. For purposes of this Plan, the Committee may designate separate offerings under the Plan (the terms of which need not be identical) in which eligible employees of one or more Participating Corporations will participate, even if the dates of the applicable Offering Periods of each such offering are identical. The Committee may also establish rules to govern transfers of employment among the Company and any Participating Corporation, consistent with the applicable requirements of Code Section 423 and the terms of the Plan.

(b) The Committee may adopt such rules, procedures, and sub-plans as are necessary or appropriate to permit the participation in the Plan by eligible employees who are citizens or residents of a jurisdiction and/or employed outside the United States, the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of the provisions in Section 1 above setting forth the number of shares of Common Stock reserved for issuance under the Plan; provided that unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan. Further, the Committee is specifically authorized to adopt rules and procedures regarding the application of the definition of Compensation (as defined below) to Participants on payrolls outside of the United States, handling of payroll deductions and other contributions, taking of payroll deductions and making of other contributions to the Plan, establishment of bank or trust accounts to hold contributions, payment of interest, establishment of the exchange rate applicable to payroll deductions taken and other contributions made in a currency other than U.S. dollars, obligations to pay payroll tax, determination of beneficiary designation requirements, tax withholding procedures, and handling of stock certificates that vary with applicable local requirements.

4. Eligibility. Any employee of the Company or the Participating Corporations is eligible to participate in an Offering Period under this Plan, except that the Committee may exclude any or all of the following (other than where exclusion of such employees is prohibited by applicable law):

(a) employees who are not employed by the Company or a Participating Corporation prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee;

(b) employees who are customarily employed for twenty (20) or less hours per week;

(c) employees who are customarily employed for five (5) months or less in a calendar year;

(d) (i) employees who are “highly compensated employees” of the Company or any Participating Corporation (within the meaning of Section 414(q) of the Code), or (ii) any employee who are “highly compensated employees” with compensation above a specified level, who is an officer and/or is subject to the disclosure requirements of Section 16(a) of the Exchange Act;

(e) employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also a citizen of the United States or a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) if either (i) such employee’s participation is prohibited under the laws of the jurisdiction governing such employee, or (ii) compliance with the laws of the foreign jurisdiction would violate the requirements of Section 423 of the Code;

(f) individuals who provide services to the Company or any of its Participating Corporations as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

The foregoing notwithstanding, employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Corporations or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Corporations may not participate.

5. Offering Dates.

(a) While the Plan is in effect, the Committee will determine the duration and commencement date of each Offering Period and Purchase Period, provided that an Offering Period will in no event be longer than twenty-seven (27) months, except as otherwise provided by an applicable subplan and no Purchase Period will end later that the last day of the Offering Period in which it begins. Offering Periods may be consecutive or overlapping. Each Offering Period may consist of one or more Purchase Periods during which payroll deductions of Participants are accumulated under this Plan. Purchase Periods will be consecutive. The Committee shall have the power to change these terms as provided in Section 25 below.

(b) Unless otherwise determined by the Committee, each Offering Period shall commence on each consecutive May 16th and November 16th, with each such Offering Period consisting of a single six (6) month Purchase Period ending on November 15th and May 15th, respectively. The Committee shall have the power to change these terms as provided in Section 25 below.

6. Participation in this Plan.

(a) Enrollment in Offering Periods. An eligible employee determined in accordance with Section 4 may elect to become a Participant by submitting a subscription agreement, or electronic representation thereof, to the Company and/or via the Third Party Administrator’s standard process, prior to the commencement of the Offering Period to which such agreement relates in accordance with such rules as the Committee may determine.

(b) Continued Enrollment in Offering Periods. Once an employee becomes a Participant in an Offering Period, then such Participant will automatically participate in each subsequent Offering Period commencing immediately following the last day of such prior Offering Period at the same contribution level unless the Participant withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below or otherwise notifies the Company of a change in the Participant’s contribution level by filing an additional subscription agreement or electronic representation thereof with the Company and/or the Third Party Administrator, prior to the next Offering Period. A Participant that is automatically enrolled in a subsequent Offering Period pursuant to this section (i) is not required to file any additional subscription agreement in order to continue participation in this Plan, and (ii) will be deemed to have accepted the terms and conditions of the Plan, any sub-plan, and subscription agreement in effect at the time each subsequent Offering Period begins, subject to Participant’s right to withdraw from the Plan in accordance with the withdrawal procedures in effect at the time.

7. Grant of Option on Enrollment. Becoming a Participant with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such Participant of an option to purchase on the Purchase Date up to that number of shares of Common Stock determined by a fraction the numerator of which is the amount of the contribution level for such Participant multiplied by such Participant’s Compensation (as defined in Section 9 below) during such Purchase Period and the denominator of which is eighty-five percent (85%) of the lower of (a) the Fair Market Value on the Offering Date or (b) the Fair Market Value on the Purchase Date, but in no event less than the par value of a share; provided, that the number of shares of Common Stock subject to any option granted pursuant to this Plan will not exceed the lesser of (x) the maximum number of shares set by the Committee pursuant to Section 10(b) below with respect to the applicable Purchase Date or (y) the maximum number of shares which may be purchased pursuant to Section 10(a) below with respect to the applicable Purchase Date.

8. Purchase Price. The Purchase Price in any Offering Period will be eighty-five percent (85%) of the lesser of:

(a) the Fair Market Value on the Offering Date or

(b) the Fair Market Value on the Purchase Date.

9. Payment of Purchase Price; Payroll Deduction Changes; Share Issuances.

(a) The Purchase Price of the shares is accumulated by regular payroll deductions made during each Offering Period, unless the Committee determines that contributions may be, or are required to be, made in another form (due to local law requirements, in another form with respect to categories of Participants outside the United States). The deductions are made as a percentage of the Participant’s Compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) or such lower limit set by the Committee. “Compensation” means base salary and regular hourly wages (including overtime and holiday pay), or in foreign jurisdictions, equivalent cash compensation; however, the Committee may at any time prior to the beginning of an Offering Period determine that for that and future Offering Periods, Compensation means base salary or regular hourly wages, bonuses, cash incentive compensation, sales or other commissions, overtime, shift premiums and/or draws against commissions (or in foreign jurisdictions, equivalent cash compensation). For purposes of determining a Participant’s Compensation, any election by such Participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code (or in foreign jurisdictions, equivalent salary deductions) will be treated as if the Participant did not make such election. Payroll deductions shall commence on the first payday following the beginning of any subsequent Offering Period, and in either case shall continue to the end of the applicable Offering Period unless sooner altered or terminated as provided in this Plan. Notwithstanding the foregoing, the terms of any subplan may permit matching shares without the payment of any purchase price.

(b) Subject to Section 25 below and to the rules of the Committee, a Participant may decrease the rate of payroll deductions during an on-going Offering Period by filing with the Company and/or the Third Party Administrator a new authorization for payroll deductions, with the new rate to become effective as soon as reasonably practicable and continuing for the remainder of the Offering Period unless changed as described below. A decrease in the rate of payroll deductions may be made once during an on-going Offering Period or more or less frequently under rules determined by the Committee. An increase in the rate of payroll deductions may not be made with respect to an on-going Offering Period unless otherwise determined by the Committee. A Participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company and/or the Third Party Administrator a new authorization for payroll deductions prior to the beginning of such Offering Period or such other time period as may be specified by the Committee.

(c) Subject to Section 25 below and to the rules of the Committee, a Participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions, with such reduction to become effective as soon as reasonably practicable and after such reduction becomes effective, no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions credited to the Participant’s account prior to the effective date of the request will be used to purchase shares of Common Stock in accordance with Section 9(e) below. A reduction of the payroll deduction percentage to zero will be treated as such Participant’s withdrawal from such Offering Period and the Plan, effective as of the day after the next Purchase Date following the filing date of such request with the Company.

(d) All payroll deductions made for a Participant are credited to his or her account under this Plan and are deposited with the general funds of the Company, and the Company will not be obligated to segregate such payroll deductions, except to the extent required to be segregated due to local legal restrictions outside the United States. No interest accrues on the payroll deductions, except to the extent required due to local legal requirements outside the United States. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, except to the extent necessary to comply with local legal requirements outside the United States.

(e) On each Purchase Date, so long as this Plan remains in effect and provided that the Participant has not submitted a signed and completed withdrawal form before that date which notifies the Company and/or the Third Party Administrator that the Participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the Participant as of that date returned to the Participant, the Company will apply the funds then in the Participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such Participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The Purchase Price will be as specified in Section 8 of this Plan. Any amount remaining in a Participant’s account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock will be carried forward into the next Purchase Period or Offering Period, as the case may be (except to the extent required due to local legal requirements outside the United States), or otherwise treated as determined by the Committee. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date will be refunded to the Participant without interest (except to the extent required due to local legal requirements outside the United States). No Common Stock will be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date (except to the extent required due to local legal requirements outside the United States).

(f) As promptly as practicable after the Purchase Date, the Company will issue shares for the Participant’s benefit representing the shares purchased upon exercise of his or her option.

(g) During a Participant’s lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The Participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(h) To the extent required by applicable federal, state, local, or foreign law, a Participant will make arrangements satisfactory to the Company and the Participating Corporation employing the Participant for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company or any Participating Corporation, as applicable, may withhold, by any method permissible under applicable law, the amount necessary for the Company or any Participating Corporation, as applicable, to meet applicable withholding obligations, including up to the maximum permissible statutory rates and including any withholding required to make available to the Company or any Participating Corporation, as applicable, any tax deductions or benefits attributable to the sale or early disposition of shares of Common Stock by a Participant. The Company will not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

10. Limitations on Shares to be Purchased.

(a) No Participant will be entitled to purchase stock under any Offering Period at a rate which, when aggregated with such Participant’s rights to purchase stock under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, that are also outstanding in the same calendar year(s) (whether under other Offering Periods or other employee stock purchase plans of the Company, its Parent, and its Subsidiaries), exceeds $25,000 in Fair Market Value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which such Offering Period is in effect (the “Maximum Share Amount”). The Company may automatically suspend the payroll deductions of any Participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

(b) The Committee may, in its sole discretion, set a lower maximum number of shares which may be purchased by any Participant during any Offering Period than that determined under Section 10(a) above, which will then be the Maximum Share Amount for subsequent Offering Periods; provided, however, that in no event will a Participant be permitted to purchase more than Two Thousand (2,000) shares during any one Purchase Period or such greater or lesser number as the Committee may determine, irrespective of the Maximum Share Amount set forth in (a) and (b) hereof. If a new Maximum Share Amount is set, then all Participants will be notified of such Maximum Share Amount prior to the commencement of the next Offering Period for which it is to be effective. The Maximum Share Amount will continue to apply with respect to all succeeding Offering Periods unless revised by the Committee as set forth above.

(c) If the number of shares to be purchased on a Purchase Date by all Participants exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as will be reasonably practicable and as the Committee will determine to be equitable. In such event, the Company will give written notice of such reduction of the number of shares to be purchased under a Participant’s option to each Participant affected.

(d) Any payroll deductions accumulated in a Participant’s account which are not used to purchase stock due to the limitations in this Section 10, and not covered by Section 9(e), will be returned to the Participant as soon as administratively practicable after the end of the applicable Purchase Period, without interest (except to the extent required due to local legal requirements outside the United States).

11. Withdrawal.

(a) Each Participant may withdraw from an Offering Period under this Plan pursuant to a method specified by the Company. Such withdrawal may be elected at any time prior to the end of an Offering Period, or such other time period as specified by the Committee. The Committee may set forth a deadline of when a withdrawal must occur to be effective prior to a given Purchase Date in accordance with policies it may approve from time to time.

(b) Upon withdrawal from this Plan, the accumulated payroll deductions will be returned to the withdrawn Participant, without interest (except to the extent required due to local legal requirements outside the United States), and his or her interest in this Plan will terminate. In the event a Participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in this Plan.

(c) To the extent applicable in the event of an Offering Period that includes multiple Purchase Periods, if the Fair Market Value on the first day of the current Offering Period in which a Participant is enrolled is higher than the Fair Market Value on any applicable Purchase Date, the Company will automatically withdraw the Participant from the current Offering Period enroll such Participant in the subsequent Offering Period. Any funds accumulated in a Participant’s account prior to the first day of such subsequent Offering Period will be applied to the purchase of shares on the Purchase Date next following the first day of such subsequent Offering Period.

12. Termination of Employment. Termination of a Participant’s employment for any reason, including (but not limited to) retirement, death, disability, or the failure of a Participant to remain an eligible employee of the Company or of a Participating Corporation, or Participant’s employer no longer being a Participating Corporation, immediately terminates his or her participation in this Plan (except to the extent required due to local legal requirements outside the United States). In such event, accumulated payroll deductions credited to the Participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest (except to the extent required due to local legal requirements outside the United States). For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Corporation in the case of sick leave, military leave, or any other leave of absence approved by the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute. The Company will have sole discretion to determine whether a Participant has terminated employment and the effective date on which the Participant terminated employment, regardless of any notice period or garden leave required under local law.

13. Return of Payroll Deductions. In the event a Participant’s interest in this Plan is terminated by withdrawal, termination of employment, or otherwise, or in the event this Plan is terminated by the Board, the Company will deliver to the Participant all accumulated payroll deductions credited to such Participant’s account. No interest will accrue on the payroll deductions of a Participant in this Plan (except to the extent required due to local legal requirements outside the United States).

14. Capital Changes. If the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, or similar change in the capital structure of the Company, without consideration, then the Committee will adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price, and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised, and the numerical limits of Section 1 and Section 10 will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a share will not be issued.

15. Nonassignability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will, pursuant to the laws of descent and distribution, or as provided in Section 22 below) by the Participant. Any such attempt at assignment, transfer, pledge, or other disposition will be void and without effect.

16. Use of Participant Funds and Reports. The Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be required to segregate Participant payroll deductions (except to the extent required due to local legal requirements outside the United States). Until shares are issued, Participants will only have the rights of an unsecured creditor (except to the extent required due to local legal requirements outside the United States). Each Participant will receive, or have access to, promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the Purchase Price thereof, and the remaining cash balance, if any, carried forward or refunded, as determined by the Committee, to the next Purchase Period or Offering Period, as the case may be.

17. Notice of Disposition. If Participant is subject to tax in the United States, Participant will notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan. If such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased, the Company may place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice will continue notwithstanding the placement of any such legend on the certificates.

18. No Rights to Continued Employment. Neither this Plan nor the grant of any option hereunder will confer any right on any employee to remain in the employ of the Company or any Participating Corporation, or restrict the right of the Company or any Participating Corporation to terminate such employee’s employment.

19. Equal Rights And Privileges. All eligible employees granted an option under this Plan that is intended to meet the Code Section 423 requirements will have equal rights and privileges with respect to this Plan or within any separate offering under the Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code will, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423 (unless such provision applies exclusively to options granted under the Plan that are not intended to comply with the Code Section 423 requirements). This Section 19 will take precedence over all other provisions in this Plan.

20. Notices. All notices or other communications by a Participant to the Company under or in connection with this Plan will be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Term; Stockholder Approval. This Plan will become effective on the Effective Date. This Plan will be approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares that are subject to such stockholder approval before becoming available under this Plan will occur prior to stockholder approval of such shares, and the Committee may delay any Purchase Date and postpone the commencement of any Offering Period subsequent to such Purchase Date as deemed necessary or desirable to obtain such approval (provided that if a Purchase Date would occur more than twenty-four (24) months after commencement of the Offering Period to which it relates, then such Purchase Date will not occur, and instead such Offering Period will terminate without the purchase of such shares and Participants in such Offering Period will be refunded their contributions without interest, unless the payment of interest is required under local laws). This Plan will continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time pursuant to Section 25 below), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) the tenth anniversary of the first Purchase Date under the Plan.

22. Designation of Beneficiary.

(a) Unless otherwise determined by the Committee, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under this Plan in the event of such Participant’s death prior to a Purchase Date. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant’s death.

(b) If authorized by the Company, such designation of beneficiary may be changed by the Participant at any time by written notice filed with the Company at the prescribed location before the Participant’s death. In the event of the death of a Participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such Participant’s death, the Company shall deliver such cash to the executor or administrator of the estate of the Participant or to the legal heirs of the Participant.

23. Conditions Upon Issuance of Shares; Limitation on Sale of Shares. Shares will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, exchange control restrictions, securities law restrictions, or other applicable laws outside the United States, and will be further subject to the approval of counsel for the Company with respect to such compliance. Shares may be held in trust or subject to further restrictions as permitted by any subplan.

24. Applicable Law. The Plan will be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

25. Amendment or Termination. The Committee, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Committee, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 14). If an Offering Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Offering Period, which have not been used to purchase shares of Common Stock, will be returned to those Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable. Further, the Committee will be entitled to establish rules to change the Purchase Periods and Offering Periods, limit the frequency and/or number of changes in the amount contributed during a Purchase Period or an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the administration of the Plan, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts contributed from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment will be made without approval of the stockholders of the Company (obtained in accordance with Section 21 above) within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would (a) increase the number of shares that may be issued under this Plan or (b) change the designation of the employees (or class of employees) eligible for participation in this Plan. In addition, in the event the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify, amend, or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (a) amending the definition of compensation, including with respect to an Offering Period underway at the time; (b) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price; (c) shortening any Offering Period by setting a Purchase Date, including an Offering Period underway at the time of the Committee action; (d) reducing the maximum percentage of compensation a Participant may elect to set aside as payroll deductions; and (e) reducing the maximum number of shares of Common Stock a Participant may purchase during any Offering Period. Such modifications or amendments will not require approval of the stockholders of the Company or the consent of any Participants.

26. Corporate Transactions. In the event of a Corporate Transaction (as defined below), each outstanding right to purchase Common Stock will be assumed or an equivalent option substituted by the successor corporation or a parent or a subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the purchase right, the Offering Period with respect to which such purchase right relates will be shortened by setting a new Purchase Date (the “New Purchase Date”) and will end on the New Purchase Date. The New Purchase Date will occur on or prior to the consummation of the Corporate Transaction, and the Plan will terminate on the consummation of the Corporate Transaction.

27. Definitions.

(a) “Affiliate” means any entity, other than a Subsidiary or Parent, (i) that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the U.S. Internal Revenue Code of 1986, as amended.

(d) “Common Stock” means the common stock of the Company.

(e) “Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(f) “Effective Date” means May 5, 2020.

(g) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(h) “Fair Market Value” means, as of any date, the value of a share of Common Stock, determined as follows:

(i) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(iii) if such Common Stock is publicly traded but is neither quoted on the Nasdaq Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; and

(iv) if none of the foregoing is applicable, by the Committee in good faith.

(i) “Offering Date” means the first Trading Day of each Offering Period.

(j) “Offering Period” means a period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined by the Committee pursuant to Section 5(a).

(k) “Parent” will have the same meaning as “parent corporation” in Sections 424(e) and 424(f) of the Code.

(l) “Participant” means an eligible employee who meets the eligibility requirements set forth in Section 4 and who elects to participate in this Plan, subject and pursuant to Section 6.

(m) “Participating Corporation” means any Parent, Subsidiary or Affiliate that the Board designates from time to time as a corporation that will participate in this Plan.

(n) “Plan” means this Neoleukin Therapeutics, Inc. 2020 Employee Stock Purchase Plan.

(o) “Purchase Date” means the last Trading Day of each Purchase Period.

(p) “Purchase Period” means a period during which contributions may be made toward the purchase of Common Stock under the Plan, as determined by the Committee pursuant to Section 5(b).

(q) “Purchase Price” means the price at which Participants may purchase a share of Common Stock under the Plan, as determined pursuant to Section 8.

(r) “Securities Act” means the U.S. Securities Act of 1933, as amended.

(s) “Subsidiary” will have the same meaning as “subsidiary corporation” in Sections 424(e) and 424(f) of the Code.

(t) “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

NEOLEUKIN THERAPEUTICS, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D01425-P33326                                         KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEOLEUKIN THERAPEUTICS, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	☐	☐	☐

Nominees:

01) M. Cantey Boyd
02) Todd Simpson

The Board of Directors recommends you vote FOR the following proposals:							For	Against	Abstain
2.	To approve the company’s 2020 Employee Stock Purchase Plan.						☐	☐	☐
3.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the company for its fiscal year ending December 31, 2020.						☐	☐	☐
4.	To approve, by a non-binding advisory vote, the compensation paid by the company to its named executive officers.						☐	☐	☐
The Board of Directors recommends you vote for 1 Year on the following proposal:						1 Year	2 Years	3 Years	Abstain
5.	To hold a non-binding advisory vote on whether future non-binding advisory votes on the compensation paid by the company to its named executive officers should be held every one, two or three years.					☐	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

		Yes	No

Please indicate if you plan to attend this meeting.		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date					Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The 2019 Annual Report and Proxy Statement for the 2020 Annual Meeting are available at www.proxyvote.com.

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D01426-P33326

NEOLEUKIN THERAPEUTICS, INC.

Proxy for Annual Meeting of Stockholders on May 5, 2020

Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) hereby revoke(s) all previous proxies, acknowledge(s) receipt of the Notice of the 2020 Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc., the accompanying proxy statement and the 2019 Annual Report, and hereby appoint(s) Jonathan Drachman and Robert Ho, or either of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorize(s) them, or either of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Neoleukin Therapeutics, Inc. that the undersigned stockholder(s) is/are entitled to vote at the 2020 Annual Meeting of Stockholders of Neoleukin Therapeutics, Inc. to be held at 1:30 p.m. local time on May 5, 2020, and any adjournment or postponement thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed by the stockholder(s), with discretionary authority as to any and all other matters that may properly come before the meeting. If no such direction is made, the proxyholders will have the authority to vote FOR both of the nominees listed in Proposal No. 1, FOR Proposal Nos. 2 through 4 and 1 YEAR for Proposal No. 5.

Continued and to be signed on reverse side